Exhibit 99.3

Consolidated-Tomoka Land Co.

c/o Daniel E. Smith, Corporate Secretary

Post Office Box 10809

Daytona Beach, FL 32120-0809

November 24, 2017

Dear Mr. Smith:

Pursuant to Section 1.11 of the Amended and Restate Bylaws and the 2017 proxy statement of Consolidated-Tomoka Land Co., Wintergreen Partners Fund, LP and Wintergreen Advisers, LLC on behalf of its clients present the following Director Nominees for election at Consolidated-Tomoka Land Co.’s 2018 annual meeting of shareholders.

Nominating Shareholder Information:

The nominating shareholders are Wintergreen Partners Fund, LP (the “Partnership”) and Wintergreen Advisers, LLC (the “Adviser”) on behalf of its clients (as described below), 333 Route 46 West, Suite 204, Mountain Lakes, New Jersey 07046, phone number: (973) 263-2600. As of the date of this notice, the Adviser may be deemed to beneficially own 1,553,075 shares of common stock, par value $1.00 per share ("Stock"), of Consolidated-Tomoka Land Co. (“CTO” or the “Company”), which constitutes 27.82% of CTO’s Stock outstanding. The Stock was purchased between February 21, 2006 and November 10, 2016. The dates upon which Wintergreen (as defined below) acquired ownership of CTO’s shares is set forth on Appendix  B, attached hereto.  As of the date of this notice, the Partnership beneficially  owns 294,100 shares of Stock (approximately 5.27% of CTO’s stock outstanding), which includes 5,882 shares of Stock held of record by the Partnership. The Stock was purchased between February 21, 2006 and November 10, 2016 as set forth on Appendix B, attached hereto. The Adviser is the investment adviser to Wintergreen Fund, Inc. (the "Fund"), a registered investment company, which owns 1,232,334 shares of Stock (approximately 22.08% of CTO’s stock outstanding), of which 24,647 shares of Stock are held of record. The Adviser is also the investment adviser to Wintergreen Partners Offshore Master Fund, Ltd (the “Master Fund”), a Cayman Islands exempted company, which owns 26,641 shares of Stock (approximately 0.47% of CTO’s stock outstanding), of which 533 shares of Stock are held of record. The Adviser also serves as investment adviser to the Partnership. The Partnership, the Fund, the Master Fund and the Adviser are herein referred to as collectively, "Wintergreen." Wintergreen has beneficially owned more than 10% of the Stock since May 2006. Wintergreen has a good faith intention to maintain an ownership interest in CTO through the date of the annual meeting and to attend the annual meeting in person or by proxy (in compliance with CTO’s Bylaws) to present the following nominations. In addition, the Partnership hereby represents that it is a holder of record of capital stock of CTO, entitled to vote at the Company’s 2018 Annual Meeting of Shareholders, and intends to appear in person or by proxy at the meeting to bring this business before the meeting.

Director Nominee Information:

Wintergreen Partners Fund, LP and the Adviser, on behalf of its clients, seek to nominate Elizabeth Cohernour, Evan Ho and David Winters (the “Wintergreen Nominees”) to be elected to CTO’s board of directors at the annual meeting of shareholders for a one-year term expiring at the 2019 Annual Meeting of Shareholders. The Wintergreen Nominees are committed to acting in the best interests of all shareholders. Wintergreen believes that the shareholders’ voices in the future of CTO can best be expressed through the election of the Wintergreen Nominees rather than the Company’s nominees. In accordance with the instructions provided in the Company’s Proxy Statement filed on March 21, 2017, we hereby submit the following information (including the information attached as Appendix A), with regards to the Wintergreen nominees:

Nominee Information

Name	Age	Contact Information	Business Experience
Elizabeth N. Cohernour	67	Business Address: Wintergreen Advisers, LLC 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046 Residential Address [*] Telephone [*] Email [*]

Ms. Cohernour has over 30 years of legal experience and more than 25 years of experience investing in real estate companies. Ms. Cohernour is the Chief Operating Officer and a principal of Wintergreen Advisers, LLC. Ms. Cohernour has substantial experience investing in the securities of real estate companies, in which capacity she has worked with issuers’ boards of directors and management to unlock shareholder value. Such experience in addition to Wintergreen’s investment in CTO since 2006, includes investments in Canary Wharf Group, Florida East Coast Industries, Inc., Pacific Forest Products, Richmond, and Fredericksburg and Potomac Railroad. Prior to co- founding Wintergreen Advisers in 2005, she served as General Counsel and Senior Vice President at Franklin Mutual Advisers and Mutual Series Fund Inc., a group of global and equity value funds. Mrs. Cohernour has responsibility for non-investment operations of Wintergreen. Together with Mr. Winters, Ms. Cohernour has worked with issuers’ boards of directors and management to unlock shareholder value. Ms. Cohernour has been integral to Wintergreen’s investment in CTO for over eleven years. Ms. Cohernour graduated with a BA from the College of St. Elizabeth and she holds a Juris Doctor degree from the University of Tulsa.

Evan H. Ho	51	Business Address: [*] Residential Address [*] Telephone [*] Email [*]

Mr. Ho is the founder of Value Investor Resources, Inc. Prior to forming Value Investor Resources, Inc. in 2015, Mr. Ho worked at Wintergreen Advisers from 2006 to 2014 as a securities analyst. Mr. Ho began his career at a real estate consultancy and brokerage firm in Hong Kong, and a bank in Taiwan which was active in construction-related lending. Over the course of Mr. Ho’s 20 years of experience in the securities and banking industry, including domestic and international roles at BNP Paribas and Bankers Trust, he has gained broad expertise in equity analysis and corporate credit analysis, as well as developed a network of real estate professionals throughout Asia. Mr. Ho. is proficient in Mandarin Chinese and well acquainted with the business practices and customs of Greater China. Such experience would enable Mr. Ho to aid the Company in marketing the attractiveness of Daytona-area real estate to Chinese investors and property developers. Mr. Ho graduated with a BA in Economics from Georgetown University and an MBA in Finance from the Wharton School of The University of Pennsylvania.

David J. Winters	55	Business Address: Wintergreen Advisers, LLC 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046 Residential Address [*] Telephone [*] Email [*]

David J. Winters is the Chief Executive Officer of Wintergreen Advisers, LLC. Mr. Winters has over 30 years of experience analyzing securities and is responsible for determining general investment advice to be given to clients. Mr. Winters has substantial experience investing in the securities of real estate companies, in which capacity he has worked with issuers’ boards of directors and management to unlock shareholder value. Such experience in addition to Wintergreen’s investment in CTO since 2006, includes investments in Canary Wharf Group, Florida East Coast Industries, Inc., Pacific Forest Products, Richmond, Fredericksburg and Potomac Railroad, and Weyerhaeuser Company. Mr. Winters has led Wintergreen’s investment in CTO for over eleven years. He is Portfolio Manager of Wintergreen Advisers, LLC’s clients, including Wintergreen Fund, Inc., a no- load, Global Value Fund which launched  in

October 2005. Prior to co-founding Wintergreen Advisers, LLC in May 2005, he held various positions with Franklin Mutual Advisers where he led Mutual Series Fund Inc., a group of global and domestic equity value funds, including serving as the Portfolio Manager of Mutual Discovery from 2001 through 2005. Mr. Winters served as a Director for the Franklin Mutual Series Fund family from 2001 to 2005. Mr. Winters graduated with a BA from Cornell University and he holds the Chartered Financial Analyst (CFA) designation.

Supporting Statement:

Despite the Company’s assertions during the 2017 Proxy Contest, Wintergreen, as the largest shareholder of the Company with a 27.82% holding, has no representatives on the Board. With the exception of Mr. Olivari, who Wintergreen believes has worked in shareholders’ interests, the other directors that were originally nominated by Wintergreen have not been supported by Wintergreen since 2015. This lack of support was well known by the Company, and this blatant misrepresentation should be grounds for them to immediately step down. As an example, during CTO’s first and only Investor Day in December 2016, Mr. Olivari was the only director to leave the sequestered conference room where the board was listening in to the presentation so he could speak with investors, some of whom had traveled quite a distance to attend the meeting and all of whom had invested their time in attending the Investor Day. Mr. Albright, who presented at the Investor Day, attempted to leave the event as soon as the presentation was completed. Only after significant objection from investors other than Wintergreen did Mr. Albright participate in the Q&A. As soon as possible he ran from the room and did not join investors for any conversation or for the scheduled bus tour around the CTO properties.

In addition to creating this false impression about Wintergreen directors, the Company’s 2017 proxy materials and solicitation included several mistruths about Wintergreen. These untruths to shareholders included misrepresentations about Wintergreen’s business and the impact of Wintergreen’s past actions, which CTO has previously said have benefited all shareholders. It is unclear whether the then current Board members and the then newly Company proposed directors are who authorized the use of corporate funds for conducting a very negative campaign. However, as the statements have not been corrected or retracted, we believe that the full Board has implicitly approved of their use, and therefore, are responsible.

The current Board members own a de minimis amount of stock and therefore we believe their interests are not aligned with the true shareholders of the company. The three true Wintergreen nominees, Liz Cohernour, Evan Ho, and David Winters, will represent shareholders true interests, including fulfilling the shareholder mandate to maximize value and minimize the discount between current NAV and the corporate recognized and acknowledged value.1

[1]	Page 27 of CTO’s REIT World 2017 Investor Presentation, filed on November 13, 2017.

In 2016, the Board of CTO made a change to the Company’s bylaws that required any action against the company to be heard in Volusia County, FL. This is a further example of the shareholder unfriendly attitude of this Board, and we believe that the change should be immediately repealed.

Wintergreen believes that the Company’s apparent march toward a conversion to a REIT2  would have disastrous results for CTO’s shareholders. Based on our calculations, we estimate that Wintergreen’s plan to maximize value could result in a 64% to 69% premium to the Company’s REIT plan. Wintergreen’s nominees will work to ensure that shareholders receive fair value for their shares. Wintergreen is focused on narrowing the discount and maximizing shareholder value. Wintergreen is in no way beholden to any current member of management or the board, nor is Wintergreen interested in prolonging the process of winding up CTO’s current business which except for trading in the open market right now looks and is valued much like a closed end fund. Most of the land has now been sold, and the portfolio is now liquid and can be liquidated in an orderly sale. We believe CTO’s managements actions continue to cause CTO to trade at a massive discount to NAV. Wintergreen is not interested in permanent employment as directors of CTO.

Wintergreen's Plan For Maximizing Shareholder Value
Estimate of CTO NAV
$456,100,000 – $509,100,100	from CTO REIT World Presentation, Page 27, dated Nov 13, 2017
$81.71 – $91.21 /share
Potential Hidden Value within CTO
$5.68 – $26.13 /share	Wintergreen's Estimate of Potential Hidden Value at CTO, using CTO's estimated yield ranges, and other estimates.
Wintergreen's estimate of Current NAV per share
$87.39 – $117.34/share
Average $102.37 per share

CTO's REIT WIPEOUT
CTO's Current Share Price
$60.15/share	as of 11/21/2017
Potential Hidden Value within CTO
$5.68 – $26.13 /share	Wintergreen's Estimate of Potential Hidden Value at CTO, using CTO's estimated yield ranges, and other estimates.

[2]	Page 30 of CTO’s REIT World 2017 Investor Presentation, filed on November 13, 2017

Estimated Impact of Stock Sales on Share Price to Meet Tax Obligations
($3.01) – ($6.02) /share	Wintergreen's Estimate of Impact on CTO Stock Price Due to Retail Investors’ Tax Sales
Estimated Impact on CTO Stock Price due to Interest Rate Risk
($9.26) – ($16.34) /share	Wintergreen's Estimate of the Impact of Increasing Interest Rates on CTO's Investment Portfolio*
REITS are Generally Known to Reduce Shareholder Rights - Wintergreen's Estimate of the Potential Impact of Loss of Shareholder Rights
($5.00) – ($10.00) /share	Wintergreen's Estimate of Impact of Loss of Rights
By Maintaining the Current Board, Wintergreen's Estimate of the Impact of Anticipated Ongoing Excessive Compensation at CTO
($17.50) /share

In 2015 CTO paid the 3 named executive officers over $6.3m. Only after Wintergreen and other shareholders objected was this reduced. We believe that in addition to the impact of the loss of shareholder rights above, this current Board will continue to reward an underperforming management team with shareholder assets following a REIT conversion.**

Estimated CTO Stock Price Impact after all REIT Factors (includes Hidden Value)
$31.06 – $36.42 /share
Average $33.74 per share

Shareholders have the ADDITIONAL POTENTIAL TO REALIZE
$56.33 – $80.92 /share
BY VOTING FOR THE WINTERGREEN PLAN

*Cap Rate of 7.5% from FBR's Oct 31, 2017 update, Models 2019 Est, 8.5% reflects possible 200bps uptick in interest rates

**Cap rate of 6.5% matches CTO's REIT World Presentation, Page 27, dated Nov 13, 2017.

It is time for CTO’s Board to properly focus on the rights of shareholders and not be beholden to management.

We believe a vote for each of these Wintergreen nominees, Liz Cohernour, Evan Ho and David Winters will benefit all shareholders.

**********

Please direct any questions regarding the information contained in this correspondence to our legal counsel, Edward Horton ((212) 574-1265) of Seward & Kissel LLP, One Battery Park Plaza, New York, NY 10004.

Sincerely,

WINTERGREEN ADVISERS, LLC

By:	/s/ David J. Winters
Print Name:	David J. Winters
Title:	CEO

By:	/s/ Liz Cohernour
Print Name:	Liz Cohernour
Title:	COO

WINTERGREEN PARTNERS FUND, LP

By:	Wintergreen GP, LLC its general partner

By:	/s/ David J Winters
Name:	David J Winters
Title:	Managing Member

Appendix A

Information Regarding the Nominees

Elizabeth N. Cohernour

1)The nominee has consented to being named in a proxy statement, to be interviewed by the Corporate Governance Committee and to serving as director if elected (please see attached).

2)The nominee is not party to any material proceeding adverse to the Company or any of its subsidiaries nor does she have a material interest adverse to the Company or any of its subsidiaries.

3)The nominee does not have a family relationship with any director, executive officer of the Company or with any other nominee for director or executive officer of the Company.

4)Ms. Cohernour serves as a director for Wintergreen Partners Offshore Master Fund, Ltd, a Cayman Islands limited duration company. This entity does not have a compensation committee, is not publicly traded, and does not file annual reports with the SEC. Ms. Cohernour is not compensated for serving as a director.

5)(a) The nominee has not in the last five years, filed a petition under federal bankruptcy laws or any state insolvency laws, nor has a receiver, fiscal agent or similar officer been appointed by a court for (i) the business or property of nominee, (ii) any partnership in which nominee was general partner, or (iii) any business or corporation for which nominee was an executive officer in at or within two years before the time of such filing.

(b)The nominee has not in the last ten years been convicted of a criminal proceeding or is named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses).

(c)The nominee has not in the last five years been the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

(i)Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(ii)    Engaging in any type of business practice; or

(iii)Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

(d)The nominee has not in the last five years been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days her right to engage in any activity described in paragraph (c) above, or to be associated with persons engaged in any such activity; and

(e)The nominee has not in the last five years, been found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated.

(f)The nominee was not in the last five years, found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.

6)None of the nominee or her related persons has a direct or indirect interest in any transaction or series of similar transactions since the beginning of the Company’s last fiscal year or any currently proposed transaction or series of similar transactions, in which the Company or any of its subsidiaries was or is to be a participant and the amount involved exceeds $120,000.

7)Ms. Cohernour does not directly own any shares of common stock of CTO. As of the date of this notice, Wintergreen Advisers, LLC (the “Adviser”) may be deemed to beneficially own 1,553,075 shares of common stock, par value $1.00 per share ("Stock"), of CTO, which constitutes 27.82% of CTO’s Stock outstanding. The Stock was purchased between February 21, 2006 and November 10, 2016. The dates upon which Wintergreen acquired ownership of CTO’s shares is set forth on Appendix B, attached hereto. As of the date of this notice, Wintergreen Partners Fund, LP (the “Partnership”) beneficially owns 294,100 shares of Stock (approximately 5.27% of CTO’s stock outstanding), which includes 5,882 shares of Stock held of record by the Partnership. The Stock was purchased between February 21, 2006 and November 10, 2016. The Adviser is the investment adviser to the Fund which owns 1,232,334 shares of Stock (approximately 22.08% of CTO’s stock outstanding), of which 24,647 shares of Stock are held of record. The Adviser is also the investment adviser to Wintergreen Partners Offshore Master Fund, Ltd, a Cayman Islands exempted company, which owns 26,641 shares of Stock (approximately 0.47% of CTO’s stock outstanding), of which 533 shares of Stock are held of record. The Adviser also serves as investment adviser to the Partnership. Wintergreen has beneficially owned more than 10% of the Stock since May 2006. Solely for the purposes of Section 16 of the Securities Exchange Act of 1943, as amended, the Adviser disclaims beneficial ownership of the Stock except to the extent of its pecuniary interest therein.

8)Although there is no formal written agreement, in connection with her position as a director of the Company, it is anticipated that Ms. Cohernour will vote with the other nominees nominated by the Adviser. The nominee does not currently hold any position or office with the Company nor has she ever served previously as a director of the Company. Neither nominee nor any of her associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

9)Except as disclosed, nominee is not, nor within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

10)Except as disclosed, there is no arrangement or understanding pursuant to which the nominee is proposed to be elected.

11)As previously disclosed, Ms. Cohernour is the Chief Operating Officer of the Adviser, which may be deemed to beneficially own 27.82% of CTO’s Stock. The Adviser is paid a management fee by the Partnership,  the Master  Fund,  and  the  Fund,  respectively.   The management  fee is  calculated  as   a

percentage of the net assets of the Partnership, the Master Fund and the Fund, respectively. Ms. Cohernour, as Chief Operating Officer of the Adviser, is entitled to receive a portion of such management fee. Ms. Cohernour is also the managing member of Wintergreen GP, LLC, a Delaware limited liability company that serves as the general partner of the Partnership (the “General Partner”) and holder of special allocation class shares of the Master Fund. Additionally, the General Partner is entitled to receive an allocation of a percentage of the net profits of the Partnership and the Master Fund, and, as an owner of the General Partner, Ms. Cohernour is entitled to receive a portion of such allocation of net profits.

12)The nominee has indicated her availability in respect of the meetings of the Board that have been scheduled for calendar year 2018 to the extent that they are known.

Evan H. Ho

1)The nominee has consented to being named in a proxy statement, to be interviewed by the Corporate Governance Committee and to serving as director if elected (please see attached).

2)The nominee is not party to any material proceeding adverse to the Company or any of its subsidiaries nor does he have a material interest adverse to the Company or any of its subsidiaries.

3)The nominee does not have a family relationship with any director, executive officer of the Company or with any other nominee for director or executive officer of the Company.

4)The nominee is not a director of any entities.

5)(a) The nominee has not in the last five years, filed a petition under federal bankruptcy laws or any state insolvency laws, nor has a receiver, fiscal agent or similar officer been appointed by a court for (i) the business or property of nominee, (ii) any partnership in which nominee was general partner, or (iii) any business or corporation for which nominee was an executive officer in at or within two years before the time of such filing.

(b)The nominee has not in the last ten years been convicted of a criminal proceeding or is named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses).

(c)The nominee has not in the last five years been the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

(i)Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(ii)Engaging in any type of business practice; or

(iii)Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

(d)The nominee has not in the last five years been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days his right to engage in any activity described in paragraph (c) above, or to be associated with persons engaged in any such activity; and

(e)The nominee has not in the last five years, been found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated.

(f)The nominee was not in the last five years, found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.

6)None of the nominee or his related persons has a direct or indirect interest in any transaction or series of similar transactions since the beginning of the Company’s last fiscal year or any currently proposed transaction or series of similar transactions, in which the Company or any of its subsidiaries was or is to be a participant and the amount involved exceeds $120,000.

7)The nominee has not purchased or sold any securities of the Company during the past two years. No associate of nominee owns beneficially, directly or indirectly, any securities of the Company. Nominee does not own beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company.

8)Although there is no formal written agreement, in connection with his position as a director of the Company, it is anticipated that Mr. Ho will vote with the other nominees nominated by the Adviser. As further described below, an independent consulting agreement exists between the Adviser and Value Investor Resources, Inc., of which Mr. Ho is the sole owner. The nominee does not currently hold any position or office with the Company nor has he ever served previously as a director of the Company. Neither nominee nor any of his associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

9)Except as disclosed, nominee is not, nor within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

10)Except as disclosed, there is no arrangement or understanding pursuant to which the nominee is proposed to be elected.

11)Mr. Ho was an employee of the Adviser from 2006 to 2014. An independent consulting agreement exists between the Adviser and Value Investor Resources, Inc., of which Mr. Ho is the sole owner. Mr. Ho is compensated by the Adviser for research and analytical work. The agreement became effective on January 12, 2015 and continues through the date that this questionnaire was completed. Although there is no formal written agreement, it is anticipated that Mr. Ho will vote with the other nominees nominated by the Adviser. The nominee will not receive any compensation from Wintergreen for his services as director of the Company.

12)The nominee has indicated his availability in respect of the meetings of the Board that have been scheduled for calendar year 2018 to the extent that they are known.

David J. Winters

1)The nominee has consented to being named in a proxy statement, to be interviewed by the Corporate Governance Committee and to serving as director if elected (please see attached).

2)The nominee is not party to any material proceeding adverse to the Company or any of its subsidiaries nor does he have a material interest adverse to the Company or any of its subsidiaries.

3)The nominee does not have a family relationship with any director, executive officer of the Company or with any other nominee for director or executive officer of the Company.

4)The nominee is not a director of any entities.

5)(a) The nominee has not in the last five years, filed a petition under federal bankruptcy laws or any state insolvency laws, nor has a receiver, fiscal agent or similar officer been appointed by a court for (i) the business or property of nominee, (ii) any partnership in which nominee was general partner, or (iii) any business or corporation for which nominee was an executive officer in at or within two years before the time of such filing.

(b)The nominee has not in the last ten years been convicted of a criminal proceeding or is named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses).

(c)The nominee has not in the last five years been the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

(i)Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(ii)Engaging in any type of business practice; or

(iii)Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

(d)The nominee has not in the last five years been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days his right to engage in any activity described in paragraph (c) above, or to be associated with persons engaged in any such activity; and

(e)The nominee has not in the last five years, been found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated.

(f)The nominee was not in the last five years, found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.

6)None of the nominee or his related persons has a direct or indirect interest in any transaction or series of similar transactions since the beginning of the Company’s last fiscal year or any currently proposed transaction or series of similar transactions, in which the Company or any of its subsidiaries was or is to be a participant and the amount involved exceeds $120,000.

7)Mr. Winters does not directly own any shares of common stock of CTO. However, as Chief Executive Officer of the Adviser, Mr. Winters may be deemed to indirectly beneficially own 1,553,075 shares of common stock of CTO. As of the date of this notice, the Adviser may be deemed to beneficially own 1,553,075 shares of common stock, par value $1.00 per share ("Stock"), of CTO, which constitutes 27.82% of CTO’s Stock outstanding. The Stock was purchased between February 21, 2006 and November 10, 2016. The dates upon which Wintergreen acquired ownership of CTO’s shares is set forth on Appendix B, attached hereto. As of the date of this notice, Wintergreen Partners Fund, LP (the “Partnership”) beneficially owns 294,100 shares of Stock (approximately 5.27% of CTO’s stock outstanding), which includes 5,882 shares of Stock held of record by the Partnership. The Stock was purchased between February 21, 2006 and November 10, 2016. The Adviser is the investment adviser to the Fund which owns 1,232,334 shares of Stock (approximately 22.08% of CTO’s stock outstanding) of which 24,647 shares of Stock are held of record. The Adviser is also the investment adviser to Wintergreen Partners Offshore Master Fund, Ltd, a Cayman Islands exempted company, which owns 26,641 shares of Stock (approximately 0.47% of CTO’s stock outstanding), of which 533 shares of Stock are held of record. The Adviser also serves as investment adviser the Partnership. Wintergreen has beneficially owned more than 10% of the Stock since May 2006. Solely for the purposes of Section 16 of the Securities Exchange Act of 1934, as amended, the Adviser disclaims beneficial ownership of the Stock except to the extent of its pecuniary interest therein.

8)Although there is no formal written agreement, in connection with his position as a director of the Company, it is anticipated that Mr. Winters will vote with the nominees of the Adviser. The nominee does not currently hold any position or office with the Company nor has he ever served previously as a director of the Company. Neither nominee nor any of his associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

9)Except as disclosed, nominee is not, nor within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

10)Except as disclosed, there is no arrangement or understanding pursuant to which the nominee is proposed to be elected.

11)As previously disclosed, David Winters is CEO and principal of the Adviser, which may be deemed to beneficially own 27.82% of CTO’s Stock. The Adviser is paid a management fee by the Partnership, the Master Fund, and the Fund, respectively. The management fee is calculated as a percentage of the net assets of the Partnership, the Master Fund and the Fund, respectively. Mr. Winters, as CEO of the Adviser, is entitled to receive a portion of such management fee. Mr. Winters is also the managing member of Wintergreen GP, LLC, a Delaware limited liability company that serves as the general partner of the Partnership (the “General Partner”) and holder of special allocation class shares of the Master Fund. Additionally, the General Partner is entitled to receive an allocation of a percentage of the net profits   of

the Partnership and the Master Fund, and, as an owner of the General Partner, Mr. Winters is entitled to receive a portion of such allocation of net profits.

12)The nominee has indicated his availability in respect of the meetings of the Board that have been scheduled for calendar year 2018 to the extent that they are known.

Appendix B

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12/03/07
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12/05/07
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